UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange

ITEM 5.07 Submission of Matters to a Vote of Security Holders

AdvanSix Inc. (the “Company”) held its Annual Meeting of Stockholders on June 11, 2019. The following matters set forth in our Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019 (the "2019 Proxy Statement"), were voted upon with the results set forth below.
1. Election of Class III Directors. The Company’s stockholders elected the following director nominees to serve for a term ending at the 2020 annual meeting of stockholders with the respective votes set forth opposite their names:

Nominee	For	Against	Abstain	Broker Non-Votes
Erin N. Kane	22,635,141	151,681	39,979	3,313,166
Michael L. Marberry	22,634,248	151,204	41,349	3,313,166

2. Ratification of Appointment of Independent Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for 2019. The votes on this proposal were as follows:

For	Against	Abstain
26,038,635	67,914	33,418

3. Advisory Vote to Approve Executive Compensation. The Company’s stockholders voted upon and approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2019 Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
22,374,050	370,826	81,925	3,313,166

4. Amendment to the Certificate of Incorporation and By-Laws to Eliminate Supermajority Voting Requirement. The Company’s stockholders voted upon and approved the adoption of an amendment to the Company's Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated By-Laws (“By-Laws”) to eliminate the supermajority voting requirement, as described in the 2019 Proxy Statement. The complete text of the amendments to the Certificate of Incorporation and By-Laws is included in Appendix B and Appendix C, respectively, to the 2019 Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
22,668,303	90,016	68,482	3,313,166

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019

AdvanSix Inc.
By:	/s/ John M. Quitmeyer
Name:	John M. Quitmeyer
Title:	Senior Vice President, General Counsel and Corporate Secretary